Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Capital Corp of the West (“the Company”) on Form 10-Q for the period ending March 31, 2003 As filed with Securities and Exchange Commission on the date hereof (“the Report”), I, Thomas T. Hawker , Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Capital Corp of the West and will be retained by Capital Corp of the West and furnished to the Securities and Exchange Commission or its staff upon request.

May 9, 2003

/s/ Thomas T. Hawker
Chief Executive Officer